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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) October 1, 2001
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                    Copelco Capital Funding Trust 1998-A
                      Copelco Capital Funding LLC 98-1
                      Copelco Capital Funding Corp. XI
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


    333-53735, 333-53735-01                            Pending
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   (Commission File Number)                (I.R.S. Employer Identification No.)


 700 East Gate Drive, Mount Laurel, New Jersey             08054-5404
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 (Address of Principal Executive Offices)                           (Zip Code)


                               (856) 231-9600
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            (Registrant's Telephone Number, Including Area Code)


                                 No Change
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       (Former Name or Former Address, if Changed Since Last Report)







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



Item 5.           Other Events.

         Copelco Capital Funding Corp. XI, Copelco Capital Funding LLC 98-1 and Copelco Capital Funding Trust 1998-A ("Registrants") are wholly-owned subsidiaries of Citicorp Vendor Finance, Inc., which was formerly known as Copelco Capital, Inc. ("Copelco"). Citibank, N.A. and Citibank Canada (together "Citibank") purchased all of the common stock of Copelco and Copelco Capital Ltd. (a Canadian subsidiary of Copelco), respectively, from Itochu International and III Holdings Inc. (formerly known as Copelco Financial Services Group, Inc.) (collectively, "Itochu International") in May 2000. Citibank has filed a lawsuit against Itochu International alleging that Itochu International had materially misrepresented Copelco's financial condition to Citibank in connection with Citibank's acquisition of Copelco. The Registrants have reason to believe that the practices leading to Itochu International's alleged misrepresentation to Citibank also have caused (a) the financial information for Copelco disclosed under the heading "Copelco Capital's Underwriting and Servicing Practices" in the Prospectus dated August 6, 1998 (the "Prospectus") and (b) the historical default experience for Copelco's lease portfolio disclosed in the Prospectus to be inaccurate. The Registrants do not believe that any alleged inaccuracies in the disclosed financial information for Copelco or the disclosed historical default experience for Copelco's lease portfolio would have a material adverse effect on the holders of the Series 1998-A Lease Backed Notes.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COPELCO CAPITAL FUNDING TRUST 1998-A
                                  (Co-Registrant)

                                  By: Copelco Capital Funding Corp.  XI,
                                      as Administrator


Dated: October 1, 2001            By: /s/ Frederic S. Becker
                                      -----------------------------------------
                                  Name: Frederic S.  Becker
                                  Title: Vice President and Treasurer


                                  COPELCO CAPITAL FUNDING LLC 98-1
                                   (Co-Registrant)


Dated: October 1, 2001            By: /s/ Frederic S. Becker
                                      -----------------------------------------
                                  Name: Frederic S.  Becker
                                  Title: Vice President and Treasurer


                                  COPELCO CAPITAL FUNDING CORP.  XI
                                   (Co-Registrant)



Dated: October 1, 2001            By: /s/ Frederic S. Becker
                                      -----------------------------------------
                                  Name: Frederic S.  Becker
                                  Title: Vice President and Treasurer



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